UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 22, 2023

GSR II Meteora Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41305	87-3203989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

418 Broadway, Suite N Albany, New York	12207
(Address of Principal Executive Offices)	(Zip Code)

(561) 532-4682

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, one warrant and one sixteenth of one right	GSRMU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	GSRM	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	GSRMW	The Nasdaq Stock Market LLC
Rights, each whole right entitling the holder to receive one share of Class A common stock	GSRMR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Business Combination Non-Redemption Agreements

On June 22, 2023, June 23, 2023, and June 26, 2023, GSR II Meteora Acquisition Corp., a Delaware corporation (the “Company”), entered into additional non-redemption agreements (each a “Non-Redemption Agreement” and collectively, the “Non-Redemption Agreements”) with certain third parties (each a “Non-Redeeming Stockholder” and collectively, the “Non-Redeeming Stockholders”) in connection with the special meeting of stockholders to be called by the Company (the “Special Meeting”) to consider and approve, among other proposals, the transactions (the “Business Combination”) contemplated by the Transaction Agreement, dated as of August 24, 2022 (as it may be amended, supplemented or otherwise modified from time to time, the “Transaction Agreement”), by and among the Company, GSR II Meteora Sponsor LLC (the “Sponsor”), Lux Vending, LLC dba Bitcoin Depot (“BT OpCo”), BT HoldCo LLC (“BT HoldCo”) and BT Assets, Inc. (“BT Assets”). Pursuant to such additional Non-Redemption Agreements, each Non-Redeeming Stockholder agreed that it will not elect to redeem or otherwise tender or submit for redemption up to an aggregate of 445,132 shares (the “Non-Redeemed Shares”) of Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”), in connection with the Business Combination and, to the extent necessary, purchase a certain amount of previously redeemed Class A Common Stock (the “Redeemed Shares”), and in the event the Non-Redeeming Stockholder has previously elected to redeem, tendered or submitted the Non-Redeemed Shares for redemption, the Non-Redeeming Stockholder shall rescind such redemption prior to 5:00 p.m. Eastern Daylight time, two (2) business days before the Special Meeting (the “Redemption Deadline”) and, to the extent any Redeemed Shares were purchased, the Non-Redeeming Stockholder shall confirm that any prior redemption of the Redeemed Shares has been rescinded. In addition, the Company expects certain third parties under the Non-Redemption Agreements to purchase at least 261,600 shares of Class A Common Stock in the open market and/or through negotiated private transactions and elect not to redeem such shares or confirm such redemption of such shares has been rescinded in connection with the Special Meeting.

In consideration of the Non-Redeeming Stockholder’s commitment to not redeem the Non-Redeemed Shares, the Company has agreed, upon the closing of the Business Combination, (i) to pay such Non-Redeeming Stockholder cash released from the Company’s trust account (the “Trust Account”) equal to the applicable amount of Class A Common Stock beneficially held by the Non-Redeeming Stockholder, being equal to 3.33 times the number of Committed Shares, multiplied by the Redemption Price (as defined in the Non-Redemption Agreements), minus such applicable Committed Shares (as defined in the Non-Redemption Agreements) multiplied by the Redemption Price or (ii) to grant such Non-Redeeming Stockholder a number of Class A Common Stock equivalent to 2.33 times the applicable Non-Redeemed Shares (“Bonus Shares”). In addition, each Non-Redeeming Stockholder agreed that until the earlier to occur of (i) a public announcement or filing that the Business Combination will not occur, or (ii) two business days prior to such Redemption Deadline, it will neither offer for sale, sell or otherwise dispose of (including by gift, merger, tendering into any tender offer or exchange offer or otherwise) any Non-Redeemed Shares. Further, for six months following the consummation of the Business Combination, each Non-Redeeming Stockholder agreed not to (a) engage in any transfer, pledge transactions or “Short Sales” (as defined in Rule 200 of Regulation SHO under the Exchange Act) with respect to any Non- Redeemed Shares, or (b) allow the Non-Redeemed Shares held by the Non-Redeeming Stockholder to be lent out or rehypothecated.

As of June 26, 2023, the Company has entered into 13 Non-Redemption Agreements with Non-Redeeming Stockholders and one PIPE Agreement, dated June 23, 2023 (the “PIPE Agreement”), by and among the Company, BT OpCo, and the subscribers set forth therein (each, a “Subscriber” and collectively, the “Subscribers”) in connection with the Business Combination. Pursuant to the Non-Redemption Agreements and PIPE Agreement, the Non-Redeeming Stockholders and Subscribers have agreed not to request redemption of up to an aggregate of 3,443,831 shares of Class A Common Stock (the “Non-Redemption Shares”) in connection with the Business Combination Proposal.

The purchase price of the Non-Redemption Shares did not exceed the redemption price, which is estimated to be $10.4745 per share of Class A Common Stock and any future purchases of the Non-Redemption Shares will be effected at purchase prices that are no greater than $10.4745 per share of Class A Common Stock. The purpose of such share purchases was to increase the likelihood of: (i) satisfaction of a minimum cash condition pursuant to the Transaction Agreement; (ii) otherwise limiting the number of shares of Class A Common Stock to be redeemed; (iii) the Company’s net tangible assets (as determined in accordance with Rule 3a51-(g)(1) of the Exchange Act) being at least $5,000,001; and (iv) to assist the Company in meeting The Nasdaq Stock Market LLC’s (“Nasdaq”) minimum listing standards (generally, the Company must maintain a minimum amount in stockholders’ equity (generally $10.0 million) and a minimum number of holders of its securities (generally 400 public holders)).

The Non-Redemption Agreements and PIPE Agreement are not expected to increase the likelihood that the Business Combination is approved by Company’s stockholders, and are expected to increase the amount of funds that remain in the Trust Account following the Special Meeting, relative to the amount of funds that would be expected to be remaining in the Trust Account following the Special Meeting had the Non-Redemption Agreements and PIPE Agreement not been entered into and the shares subject to such agreements had been redeemed.

The foregoing description is qualified in its entirety by reference to the form of Non-Redemption Agreement (no-cash), the form of Non-Redemption Agreement, and the PIPE Agreement attached hereto as Exhibit 10.1 and 10.2, and 10.3 respectively, and are incorporated herein by reference.

.Registration Rights Agreement

Pursuant to the Non-Redemption Agreements, each Non-Redeeming Stockholder receiving Bonus Shares is entitled to enter into and become a party to and that certain Amended and Restated Registration Right Agreement (the “Registration Rights Agreement”), to be entered into at the closing of the Business Combination, among the Company, Sponsor and the other parties thereto, and pursuant to the Registration Rights Agreement, such Non-Redeeming Stockholder is entitled to certain customary registration rights with respect to the Bonus Shares issued pursuant the Non-Redemption Agreements.

The foregoing description is qualified in its entirety by reference to the form of Registration Rights Agreement attached hereto as Exhibit 10.4, and incorporated herein by reference.

Important Information About the Business Combination and Where to Find It

The Business Combination will be submitted to the stockholders of the Company for their consideration. The Company has filed a definitive proxy statement of the Company with the Securities and Exchange Commission (the “SEC”), copies of which were mailed to all Company stockholders of record as of June 1, 2023, the record date established for voting on the proposed Business Combination, beginning on or about June 16, 2023. The Company also plans to file other documents with the SEC regarding the Business Combination. The Company’s stockholders and other interested persons are advised to read the definitive proxy statement, as well as all other relevant materials filed or that will be filed with the SEC, in connection with the Company’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the proposed Business Combination, because these documents will contain important information about the Company, Company, BT HoldCo, BT OpCo, BT Assets and the proposed Business Combination. Stockholders may also obtain a copy of the definitive proxy statement, as well as other documents filed with the SEC regarding the Business Combination and other documents filed with the SEC by the Company, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Cody Slach or Alex Kovtun, (949) 574-3860, GSRM@gatewayir.com.

Participants in the Solicitation

The Company, BT HoldCo, BT OpCo, BT Assets and certain of their respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of the Company’s stockholders in connection with the Business Combination is set forth in the Company’s definitive proxy statement that has been filed with the SEC. Investors and security holders may obtain more detailed information regarding the names of the Company’s directors and executive officers in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2022. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests are included in the definitive proxy statement and other relevant materials filed with the SEC. Stockholders, potential investors and other interested persons should read the definitive proxy statement carefully before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Forward-Looking Statements

The information included herein and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, although not all forward-looking statements contain such identifying words. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics and expectations and timing related to potential benefits, terms and timing of the Business Combination. These statements are based on various assumptions, whether or not identified herein, and on the current expectations of BT HoldCo’s, BT Assets’, BT OpCo’s and the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of BT HoldCo, BT Assets, BT OpCo and the Company. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Business Combination or that the approval of the stockholders of the Company is not obtained; failure to realize the anticipated benefits of the Business Combination; risks relating to the uncertainty of the projected financial information with respect to the combined company; future global, regional or local economic and market conditions; the development, effects and enforcement of laws and regulations; the combined company’s ability to manage future growth; the combined company’s ability to develop new products and services, bring them to market in a timely manner, and make enhancements to its business; the effects of competition on the combined company’s future business; the amount of redemption requests made by the Company’s public stockholders; the ability of the Company or the combined company to issue equity or equity-linked securities in connection with the Business Combination or in the future; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; and those factors described or referenced in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2022, under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, from time to time with the SEC, including the definitive proxy statement. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that none of BT HoldCo, BT Assets, BT OpCo or the Company presently knows or that BT HoldCo, BT Assets, BT OpCo and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect BT HoldCo’s, BT Assets’, BT OpCo’s and the Company’s expectations, plans or forecasts of future events and views as of the date hereof. BT HoldCo, BT Assets, BT OpCo and the Company anticipate that subsequent events and developments will cause BT HoldCo, BT Assets’, BT OpCo’s and the Company’s assessments to change. However, while BT HoldCo, BT Assets, BT OpCo and the Company may elect to update these forward-looking statements at some point in the future, BT HoldCo, BT Assets, BT OpCo and the Company specifically disclaim any obligation to do so except as otherwise required by applicable law. These forward-looking statements should not be relied upon as representing BT HoldCo’s, BT Assets’, BT OpCo’s and the Company’s assessments as of any date subsequent to the date hereof. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and shall not constitute an offer to sell, nor a solicitation of an offer to buy, any securities in connection with the proposed Business Combination or otherwise, or the solicitation of a proxy, consent or authorization in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction or otherwise in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom, and otherwise in accordance with applicable law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Form of Non-Redemption Agreement (No-Cash)

10.2	Form of Non-Redemption Agreement (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on June 2, 2023 (file no. 001-41305)

10.3	PIPE Agreement, by and among the subscribers set forth therein, Lux Vending, LLC and GSR II Meteora Acquisition Corp. (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on June 26, 2023 (file no. file no. 001-41305)

10.4	Registration Rights Agreement (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed on June 13, 2023 (file no. 001-41305)

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 26, 2023

GSR II METEORA ACQUISITION CORP.

By:	/s/ Gus Garcia
Name:	Gus Garcia
Title:	Co-Chief Executive Officer